Exhibit 99.2

Supplemental Information Regarding Summit Investments’ Acquisition of Equity Interests in Ohio Gathering December 20, 2013 Summit Midstream_PBContent.emf 2 Summit Midstream_PBContent.emfDisclaimers

EXPLANATORY NOTE Summit Midstream Partners, LLC (“Summit Investments”) is a Delaware limited liability company and the predecessor for accounting purposes (the “Predecessor”) of Summit Midstream Partners, LP, a Delaware limited partnership (“SMLP”). The accompanying financial and operating information and related notes include the assets, liabilities and results of operations of Summit Investments prior to Summit Investments’ contribution of all of the limited liability company interests in Summit Midstream Holdings, LLC to SMLP in connection with SMLP’s initial public offering (“IPO”) in October 2012. The financial and operating information included in this presentation reflect the Predecessor financial statements, which are based on the historical ownership percentages of the operations that were contributed to SMLP by Energy Capital Partners II, LLC and its parallel and co-investment funds and GE Energy Financial Services, Inc. (collectively the "Sponsors") prior to the IPO. The effects of the IPO and related equity transfers occurring in October 2012 are reflected in this financial information subsequent to the IPO. The results of the Predecessor prior to the IPO may not be indicative of SMLP’s future financial results. FORWARD LOOKING STATEMENTS This presentation includes certain statements, estimates and projections provided by Summit Investments with respect to its anticipated future performance. These “forward-looking” statements appear in a number of places in this presentation and include, but are not limited to, statements regarding Summit Investments’ plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not historical facts. Generally, these statements can be identified by the use of forward-looking terminology including “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” or other similar words. When considering these “forward-looking” statements, you should keep in mind that a number of factors that are beyond Summit Investments’ control could cause actual results to differ materially from the results contemplated by any such forward-looking statements including, but not limited to, the following risks and uncertainties: fluctuations in oil, natural gas and NGL prices; the extent and quality of natural gas volumes produced within proximity of Summit Investments’ assets; failure or delays by Summit Investments’ customers in achieving expected production in their natural gas projects; competitive conditions in Summit Investments’ industry and their impact on Summit Investments’ ability to connect natural gas supplies to its gathering and processing assets or systems; actions or inactions taken or nonperformance by third parties, including suppliers, contractors, operators, processors, and shippers; Summit Investments’ ability to successfully integrate recently acquired assets; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond Summit Investments’ control; Summit Investments’ ability to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact Summit Investments’ ability to complete projects within budget and on schedule; and the effects of existing and future laws and governmental regulations, including environmental requirements on Summit Investments’ business or operations. All of the forward-looking statements made in this document are qualified by these cautionary statements, and Summit Investments cannot assure you that actual results or developments that Summit Investments anticipates will be realized or, even if substantially realized, will have the expected consequences to, or effect on, Summit Investments or its business or operations. Although the expectations in the forward-looking statements are based on Summit Investments’ current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. Summit Investments expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Furthermore, the “forward-looking” statements reflect various assumptions by Summit Investments concerning anticipated results. While Summit Investments believes that these assumptions have a reasonable basis, they may or may not prove to be correct. Summit Investments has no obligation to offer, and Summit Midstream Partners, LP has no right to acquire, any interest in Ohio Gathering or any other asset of Summit Investments.

Transaction Summary

Summit Investments to Acquire Equity Interest in Utica Shale Gathering System in Southeastern Ohio from Blackhawk Midstream

Transaction Summary

- Summit Investments, the privately held company that owns and controls the general partner of SMLP, has agreed to acquire an equity interest in Ohio Gathering Company, L.L.C. and Ohio Condensate Company, L.L.C. (together "Ohio Gathering") from Blackhawk Midstream, LLC
- The equity interest includes an option to increase its ownership interest in Ohio Gathering to 40.0%
- The acquisition of the initial interest is expected to close by January 31, 2014
  - The purchase of equity interests in Ohio Gathering will be funded by Summit Investments and its sponsors
- Summit Investments expects to fully exercise the option and increase its interest in Ohio Gathering in the second quarter of 2014
- Affiliates of MarkWest will continue to operate and develop Ohio Gathering

Pro Forma [1] Ownership Structure



Summit Investments
MarkWest & EMG
MarkWest Utica EMG, L.L.C. 60% (1)
MarkWest Utica EMG Condensate, L.L.C. 60% (1)
Option to participate as up to 40% Equity owner
Ohio Gathering Company, L.L.C.
Ohio Condensate Company, L.L.C.

(1) Assumes option is exercised in full.

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SUMMIT MIDSTREAM

Asset Overview

Transaction provides ownership in premier gathering system in the Utica Shale

Asset Summary

- Ohio Gathering is developing a premier gathering system in the southern core of the highly prospective Utica Shale
  - Operations and development by affiliates of MarkWest
  - Serves producers in Harrison, Guernsey, Belmont, Noble and Monroe counties in southeastern Ohio
  - Current customers include Gulfport Energy, Rex Energy, PDC Energy, and other leading Utica producers
- Delivers exclusively to MarkWest Utica EMG's Cadiz and Seneca processing and fractionation complexes
- Gathering system development expected to expand with processing capacity expansions at MarkWest Utica EMG's Cadiz and Seneca processing and fractionation complexes
  - MarkWest Utica EMG's processing capacity expected to reach nearly 1.0 Bcf/d by 3Q 2014
    - 385 MMcf/d of existing processing capacity
    - 600 MMcf/d of additional capacity expected to come online by 3Q 2014
  - Fractionation and de-ethanization capacity expected to grow to 138,000 Bbls/d
- Development of a condensate transportation, storage and stabilization facility currently underway

Map of Ohio Gathering & Delivery Points



Hopedale Fractionator
C3+ Fractionation – 60,000 Bbl/d –1Q14
Tuscarawas County
Harrison County
Condensate Stabilization Facility
Under Development
Jefferson County
Cadiz Complex
Cadiz I & Refrig – 185 MMcf/d –Complete
Cadiz II – 200 MMcf/d – 3Q14
De-ethanization – 40,000 Bbl/d – 1Q14
Guernsey County
Belmont County
Noble County
Monroe County
Marshall County
Seneca Complex
Seneca I – 200 MMcf/d – Complete
Seneca II – 200 MMcf/d – 4Q13
Seneca III – 200 MMcf/d – 2Q14
De-ethanization – 38,000 Bbl/d – TBD
Legend
In Service

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SUMMIT MIDSTREAM

Pro Forma Summit Midstream Organizational Structure



EnergyCapital Partners
GE
Energy Financial Services
93.5%
6.5%
Summit Midstream Partners, LLC ("Summit Investments")
100%
Option to Acquire 40%
Ohio Gathering Company
Ohio Condensate Company
Summit Midstream Partners Holdings, LLC
100%
100%
Meadowlark Midstream Company, LLC
Red Rock Gathering Company, LLC
100%
Polar Oil Gathering
Divide Oil Gathering
Niobrara Gas G&P
71.6% LP Interest
14.7MM Common Units
24.4MM Sub Units
Summit Midstream GP, LLC
2.0% GP Interest / IDRs
PRIVATE COMPANY
Public Unitholders
26.4% LP Interest
Summit Midstream Partners, LP (NYSE: SMLP)
Summit Midstream Holdings, LLC
Grand River (Piceance)
DFW Midstream (Barnett)
Bison Midstream (Bakken)
Mountaineer Midstream (Marcellus)
PUBLIC COMPANY

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The Summit Family Spans Multiple Basins Throughout North America



Polar/Divide Oil & Water Gathering System
Divide
Williams
Williston Basin
Bison Midstream System
Burke
Mountrail
Niobrara Gas Gathering & Processing System
Laramie
Weld
Piceance Basin
Appalachian Basin
Ohio Gathering System
Tuscarawas
Harrison
Guernsey
Belmont
Noble
Monroe
Grand River Gathering System
Garfield
Mesa
Red Rock Gathering System
Uintah
Rio Blanco
Garfield
Grand
Mesa
Mountaineer Midstream System
Harrison
Doddridge
DFW Midstream System
Tarrant
Dallas
Johnson
Ellis
Fort Worth Basin
Summit Midstream Partners (Public)
Summit Investments (Private General Partner)
Announced Acquisition of Ohio Gathering JV

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SUMMIT MIDSTREAM

7 Summit Investments’ Development Strategy Summit Investments has the flexibility to develop and de-risk midstream assets for SMLP Public Unitholders Summit Midstream Partners Holdings, LLC 100% Red Rock (Piceance) Polar Oil Gathering Niobrara Gas G&P Divide Oil Gathering Meadowlark (Bakken / Niobrara) Summit Midstream Partners, LLC (“Summit Investments”) Ohio Condensate Company Ohio Gathering Company Operating Subsidiaries Summit Midstream Holdings, LLC Summit Midstream Partners, LP (NYSE: SMLP) .Summit Investments is used to incubate large acquisitions and greenfield development projects .Once assets are cash flowing and development is sufficiently de-risked, Summit Investments expects to offer assets to SMLP .Development strategy facilitates significant growth at SMLP with limited development and cash flow timing risk .Summit Investments has access to multiple sources of capital to finance asset development –Operating cash flow –SMLP distributions –Sponsor equity –Bank facilities –Drop down asset sales –Secondary SMLP unit sales Option to Acquire 40% 100% 100%